UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

August 14, 2026

NEONC TECHNOLOGIES HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-42567	92-1954864
(Commission File Number)	(IRS Employer Identification No.)

23975 Park Sorrento, Suite 205 Calabasas, CA	91302
(Address of Principal Executive Offices)	(Zip Code)

(818) 570-6844

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001	NTHI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

NeOnc Technologies Holdings, Inc. (the “Company”) held its 2026 annual meeting of stockholders on August 14, 2026 (the “Annual Meeting”) via live webcast. For more information about the proposals set forth below, please see the Company’s definitive Proxy Statement filed with the Securities and Exchange Commission on June 23, 2026.

Holders of shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), as of the close of business on June 15, 2026, were entitled to notice of, and to vote at, the Annual Meeting. As of such date, 25,931,865 shares of Common Stock were outstanding and entitled to vote. Each share of Common Stock was entitled to one (1) vote per share. Present in person or by proxy at the Annual Meeting were 20,208,635 shares of Common Stock, or 77.92% of the Common Stock entitled to vote, constituting a quorum pursuant to the Company’s Amended and Restated Bylaws.

The following are the final votes on the proposals presented to stockholders for approval at the Annual Meeting.

Proposal 1: The Company’s stockholders elected two Class I directors to serve for a three-year term ending as of the Company’s annual meeting in 2029. The votes were as follows:

Director Nominee	For	Withhold	Broker Non-Votes
Victoria Medvec, Ph.D.	16,962,981	1,882,373	1,363,281
Steven L. Giannotta, M.D.	16,949,334	1,896,020	1,363,281

Proposal 2: The Company’s stockholders approved amendment of the Company’s 2023 Equity Incentive Plan, as amended. The votes on this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
15,262,133	3,044,469	538,752	1,363,281

Proposal 3: The Company’s stockholders ratified the appointment of CBIZ CPAs P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The votes on this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
20,191,009	9,176	8,450	—

Proposal 4: The Company’s stockholders approved adjournment of the Annual Meeting if necessary to obtain a quorum or seek approval of one or more proposals. The votes on this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
17,062,559	3,112,671	33,405	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 20, 2026	NeOnc Technologies Holdings, Inc.

	By:	/s/ Amir Heshmatpour
		Name:	Amir Heshmatpour
		Title:	Chief Executive Officer, President and Executive Chairman

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